                                    GUARANTY

          GUARANTY, dated as of October 19, 2006 made by each of the undersigned
(each a "GUARANTOR", and collectively, the "GUARANTORS"), in favor of GOTTBETTER
CAPITAL MASTER, LTD., a company organized under the laws of the Cayman Islands
(the "INVESTOR") for the "Buyers" (as defined below) party to the Securities
Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT").

                                   WITNESSETH:

          WHEREAS, MDwerks, Inc., a Delaware corporation (the "PARENT"), and each party listed as a "Buyer" on the Schedule of Buyers attached thereto (each a "BUYER", and collectively, the "BUYERS") are parties to the Securities
Purchase Agreement;

          WHEREAS, it is a condition precedent to the Buyers purchasing the
Notes (as defined below) that the Guarantors execute and deliver to the Investor a guaranty guaranteeing all of the obligations of the Parent under the
Securities Purchase Agreement, the Notes and the Transaction Documents (as
defined in the Securities Purchase Agreement, the "TRANSACTION DOCUMENTS"); and

          WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such Guarantor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities
Purchase Agreement, each Guarantor hereby agrees with each Buyer as follows:

          SECTION 1. Definitions. Reference is hereby made to the Securities
Purchase Agreement and the "Notes" (as defined therein) issued pursuant thereto
(as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "NOTES")
for a statement of the terms thereof. All terms used in this Guaranty, which are defined in the Securities Purchase Agreement or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

          SECTION 2. Guaranty. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guaranty the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations (as defined in the Security Agreement) of the Parent from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other Transaction
Documents, including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding (as defined in the Security Agreement)
of the Parent or any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency
Proceeding, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction
Documents (such obligations, to the extent not paid by the Parent, being the
"GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Investor in enforcing any rights under this

Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to all amounts that constitute part of the
Guaranteed Obligations and would be owed by the Parent to the Investor under the
Securities Purchase Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Parent (each, a "TRANSACTION PARTY").

          SECTION 3. Guaranty Absolute; Continuing Guaranty; Assignments.

          (a) The Guarantors, jointly and severally, guaranty that the
Guaranteed Obligations will be paid strictly in accordance with the terms of the
Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Investor with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of any Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

               (i) any lack of validity or enforceability of any Transaction
Document or any agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction
Document, including, without limitation, any increase in the Guaranteed
Obligations resulting from the extension of additional credit to any Transaction
Party or otherwise;

               (iii) any taking, exchange, release or non-perfection of any
Collateral (as defined in the Security Documents), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               (iv) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any
Transaction Party; or

               (v) any other circumstance (including any statute of limitations)
or any existence of or reliance on any representation by the Investor that might otherwise constitute a defense available to, or a discharge of, any Transaction
Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Investor or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

          (b) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible cash payment in full of the
Guaranteed Obligations (other than inchoate indemnity obligations) and/or complete conversion of all of the Company's obligations

                                      -2-

under the Notes to equity securities of the Company and payment of all other amounts payable under this Guaranty (other than inchoate indemnity obligations)
and shall not terminate for any reason prior to the respective Maturity Date of each Note (other than payment in full of the Notes and/or complete conversion of all of the Company's obligations under the Notes to equity securities of the
Company) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Investor and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Investor or any Buyer may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction
Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Buyer herein or otherwise, in each case as provided in the Securities Purchase Agreement or such
Transaction Document.

          SECTION 4. Waivers. To the extent permitted by applicable law, each
Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Investor exhaust any right or take any action against any Transaction Party or any other Person or any Collateral. The
Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The
Guarantors hereby waive any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          SECTION 5. Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the
Investor against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall have indefeasibly been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the
Investor and shall forthwith be paid to the Investor to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction
Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Investor of all or any part of the Guaranteed
Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall indefeasibly be paid in full in cash, the Investor will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate

                                      -3-

documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the
Guaranteed Obligations resulting from such payment by such Guarantor.

          SECTION 6. Representations, Warranties and Covenants.

          (a) Each Guarantor hereby represents and warrants as of the date first written above as follows:

               (i) The Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this
Guaranty and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect.

               (ii) The execution, delivery and performance by the Guarantor of this Guaranty and each other Transaction Document to which the Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on the
Guarantor or its properties (except where the contravention of such contractual restriction would not result in a Material Adverse Effect), (C) do not and will not result in or require the creation of any lien (other than pursuant to any
Transaction Document) upon or with respect to any of its properties, and (D) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

               (iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this
Guaranty or any of the other Transaction Documents to which the Guarantor is a party (other than expressly provided for in any of the Transaction Documents).

               (iv) Each of this Guaranty and the other Transaction Documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

                                      -4-

               (v) There is no pending or, to the knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other governmental authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this
Guaranty or any of the other Transaction Documents to which the Guarantor is a party or any transaction contemplated hereby or thereby.

               (vi) The Guarantor (A) has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction
Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Parent and the other Transaction Parties, and has no need of, or right to obtain from any Buyer, any credit or other information concerning the affairs, financial condition or business of the Parent or the other Transaction Parties that may come under the control of any Buyer.

          (b) The Guarantor covenants and agrees that until indefeasible full and final payment of the Guaranteed Obligations and/or complete conversion of all of the Company's obligations under the Notes to equity securities of the
Company, it will comply with Sections 4[(j), (k), (l), (n) and (o)]of the
Securities Purchase Agreement as if the Guarantor were a party thereto.

          SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Buyer may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Buyer to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not any Buyer shall have made any demand under this Guaranty or any other
Transaction Document and although such obligations may be contingent or unmatured. Each Buyer agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application.
The rights of any Buyer under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such
Buyer may have under this Guaranty or any other Transaction Document in law or otherwise.

          SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Guarantor, to it at its address set forth on the signature page hereto, or if to the Investor or any Buyer, to it at its respective address set forth in the Securities Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three
Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is

                                      -5-

on a Business Day and, if not, on the next Business Day; or (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 9. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY
LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER
TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN
THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN
DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH
GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND
UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY
IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS
AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND
FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE
AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF
COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS
FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO AND TO THE SECRETARY OF
STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS
AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INVESTOR TO
SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL
PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER
JURISDICTION. ANY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER
HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN
ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN
BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR
HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY
LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT,
ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS
PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF
ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

          SECTION 10. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES
ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM
CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR
UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT
DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR
THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION
WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH
ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE
A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR

                                      -6-

ATTORNEY OF THE INVESTOR OR ANY BUYER HAS REPRESENTED, EXPRESSLY OR OTHERWISE,
THAT ANY BUYER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR
COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY
ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTOR
ENTERING INTO THIS AGREEMENT.

          SECTION 11. Taxes.

          (a) All payments made by any Guarantor hereunder or under any other
Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Buyer by the jurisdiction in which such Buyer is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "TAXES"). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document;

               (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings
     (including Taxes on amounts payable to any Buyer pursuant to this sentence)
     each Buyer receives an amount equal to the sum it would have received had no such deduction or withholding been made,

               (ii) such Guarantor shall make such deduction or withholding,

               (iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

               (iv) as promptly as possible thereafter, such Guarantor shall send the Buyers an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the
     Investor, as the case may be) showing payment. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other
     Transaction Document (collectively, "OTHER TAXES").

          (b) Each Guarantor hereby indemnifies and agrees to hold the Investor and each Buyer (each an "INDEMNIFIED PARTY") harmless from and against Taxes or
Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by any
Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability
(including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which the Investor

                                      -7-

or such Buyer makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

          (c) If any Guarantor fails to perform any of its obligations under this Section 11, such Guarantor shall indemnify the Investor and each Buyer for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 11 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

          SECTION 12. Miscellaneous.

          (a) Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to each Buyer, at such address specified by such Buyer from time to time by notice to the
Guarantors.

          (b) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and each Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (c) No failure on the part of any Buyer to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Investor and the Buyers provided herein and in the other Transaction
Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Investor and the Buyers under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Investor or any Buyer to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

          (d) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (e) This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Investor hereunder, to the benefit of the Investor, the Buyers and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Investor and any Buyer may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement or any other Transaction Document to any other
Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Investor or Buyer, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of each Buyer.

                                      -8-

          (f) This Guaranty reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

          (g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (h) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE
PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                      -9-

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

                                  MDWERKS GLOBAL HOLDINGS, INC.

                                  By: /s/ Howard B. Katz
                                      ------------------------------------
                                  Name:         Howard B. Katz
                                  Title:        Chief Executive Officer
                                  Address:      1020 NW 6th Street
                                                Suite I
                                                Deerfield, Beach, FL 33442
                                  Jurisdiction: Florida

                                  XENI MEDICAL SYSTEMS, INC.

                                  By: /s/ Howard B. Katz
                                      ------------------------------------
                                  Name:         Howard B. Katz
                                  Title:        Chief Executive Officer
                                  Address:      1020 NW 6th Street
                                                Suite I
                                                Deerfield, Beach, FL 33442
                                  Jurisdiction: Delaware

                                  XENI FINANCIAL SERVICES CORPORATION

                                  By: /s/ Howard B. Katz
                                      ------------------------------------
                                  Name:         Howard B. Katz
                                  Title:        Chief Executive Officer
                                  Address:      1020 NW 6th Street
                                                Suite I
                                                Deerfield, Beach, FL 33442
                                  Jurisdiction: Florida

                                  XENI MEDICAL BILLING CORP.

                                  By: /s/ Howard B. Katz
                                      ------------------------------------
                                  Name:         Howard B. Katz
                                  Title:        Chief Executive Officer
                                  Address:      1020 NW 6th Street
                                                Suite I
                                                Deerfield Beach, FL 33442
                                  Jurisdiction: Delaware